Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of June 30, 2010

Corporate Overview
Brookdale Senior Living Inc. ("BKD") is a leading owner and operator of senior living communities throughout the United States.  The Company is committed to providing an exceptional living experience through properties that are designed, purpose-built and operated to provide the highest-quality service, care and living accommodations for residents.  Currently the Company owns and operates independent living, assisted living, and dementia-care communities and continuing care retirement centers, with 564 communities in 35 states and the ability to serve approximately 52,000 residents.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Facilities	Number of Units	Percentage of Q2 2010 Revenues	Percentage of Q2 2010 Facility Operating Income	Percentage of YTD 2010 Revenues	Percentage of YTD 2010 Facility Operating Income
Owned	190	20,638	43.5%	42.6%	43.4%	42.1%
Leased	355	27,432	56.2%	56.7%	56.3%	57.2%
Managed	19	3,788	0.3%	0.7%	0.3%	0.7%
Total	564	51,858	100.0%	100.0%	100.0%	100.0%

Operating Type
Retirement Centers	80	14,832	24.1%	28.1%	24.1%	28.1%
Assisted Living	429	21,158	46.3%	46.9%	46.3%	46.9%
CCRCs	36	12,080	29.3%	24.3%	29.3%	24.3%
Managed	19	3,788	0.3%	0.7%	0.3%	0.7%
Total	564	51,858	100.0%	100.0%	100.0%	100.0%

CFFO Per Share ($)

($ except where indicated)	FY 2009					FY 2010
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2
Reported CFFO	$0.49	$0.50	$0.41	$0.39	$1.79	$0.46	$0.48
Add: integration and transaction-related costs	-	-	0.02	0.03	0.05	-	-
Adjusted CFFO	$0.49	$0.50	$0.43	$0.42	$1.84	$0.46	$0.48

Weighted Average Shares	101,738	106,042	118,455	118,653		119,315	119,721

(1) Annual CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdaleliving.com

Note: See accompanying second quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Operating Segment Information
As of June 30, 2010

Average Occupancy and Rates based on Average Occupied Units in the Period
The table below represents occupancy based on a consistent treatment of units across all product lines.

	FY 2009					FY 2010
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2

Retirement Centers
Number of communities (period end)	77	77	77	80	80	80	80
Total average units(1)	14,116	14,117	14,114	14,203	14,137	14,737	14,737
Weighted average unit occupancy	87.4%	86.9%	87.3%	87.2%	87.2%	87.0%	87.1%
Average monthly revenue per unit(2)	$3,331	$3,366	$3,361	$3,373	$3,358	$3,419	$3,434

Assisted Living
Number of communities (period end)	414	413	413	430	430	429	429
Total average units(1)	20,084	20,073	20,062	20,600	20,205	21,152	21,115
Weighted average unit occupancy	86.2%	86.0%	87.0%	87.9%	86.8%	87.6%	88.0%
Average monthly revenue per unit(2)	$4,412	$4,417	$4,376	$4,390	$4,398	$4,526	$4,571

CCRCs
Number of communities (period end)	35	35	35	36	36	36	36
Total average units(1)	10,632	10,675	10,816	11,162	10,821	11,287	11,276
Weighted average unit occupancy	86.5%	85.7%	85.1%	83.7%	85.2%	84.0%	84.2%
Average monthly revenue per unit(2)	$5,030	$5,153	$5,239	$5,249	$5,168	$5,421	$5,437

Consolidated Totals
Number of communities (period end)	526	525	525	546	546	545	545
Total average units(1)	44,832	44,865	44,992	45,965	45,163	47,176	47,128
Weighted average unit occupancy	86.6%	86.2%	86.7%	86.7%	86.6%	86.6%	86.8%
Average monthly revenue per unit(2)	$4,215	$4,258	$4,259	$4,275	$4,252	$4,386	$4,415

Management Services
Number of communities (period end)	22	21	22	19	19	19	19
Total average units(1)	4,348	4,309	4,432	3,788	3,788	3,788	3,682
Weighted average occupancy	86.3%	84.6%	83.9%	84.4%	84.8%	83.4%	83.4%

(1)	Total average units operated represent the average units operated during the period, excluding equity homes.
(2)	Average monthly revenue per unit represents the average of the total monthly revenues, excluding amortization of entrance fees, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community, Capital Expenditure and ISC Information
As of June 30, 2010

Same Community Information
($ in 000s, except Avg. Mo. Revenue/unit)
	Three Months Ended June 30,			Twelve Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change
Revenue	$488,725	$475,050	2.9%	$1,929,641	$1,868,893	3.3%
Operating Expense	313,222	300,596	4.2%	1,249,343	1,218,658	2.5%
Facility Operating Income	$175,503	$174,454	0.6%	$680,298	$650,235	4.6%
Facility Operating Margin	35.9%	36.7%	-0.8%	35.3%	34.8%	0.5%

# Communities	514	514		514	514
Avg. Period Occupancy	87.3%	86.7%	0.6%	87.3%	87.5%	-0.2%
Avg. Mo. Revenue/unit	$4,332	$4,237	2.2%	$4,273	$4,130	3.5%

Schedule of Capital Expenditures
($ in 000s)

	Three Months Ended June 30,
	2010	2009
Type
Recurring	$8,241	$4,559
Reimbursements	(671)	(671)
Net Recurring	7,570	3,888
Corporate (1)	3,528	(466)
EBITDA-enhancing (2)	7,770	2,532

Development (3)	2,869	22,818
Reimbursements (4)	(2,600)	(25,756)
Net Development	269	(2,938)
Net Total Capital Expenditures (5)	$19,137	$3,016

(1) Corporate primarily includes capital expenditures for information technology systems and equipment
(2) EBITDA-enhancing capital expenditures generally represent unusual or non-recurring capital items and/or major renovations
(3) Development capital expenditures primarily relate to the facilty expansion and de novo development program
(4) Development reimbursements are typically received after expenditures are actually made. Only includes cash reimbursements received during the period
(5) Approximately $7.6 million and $7.5 million of expense was recognized during the three months ended June 30, 2010 and 2009, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Information on Ancillary Services

	Three Months Ended June 30,
	2010	2009
Brookdale Units Served:
Therapy
Legacy ARC	12,306	12,588
Total	37,838	35,397

Home Health
Legacy ARC	9,106	8,796
Total	24,011	17,119

Avg. Mo. NOI/Occupied Unit
Legacy ARC	$319	$278
Total	$268	$200

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of June 30, 2010
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Initial Maturities
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2010	$4,123	6.61%	$-		$4,123	6.61%	$10,574	8.34%	$14,697
2011	257,631	5.50%	-		257,631	5.50%	23,629	8.35%	281,260
2012	884,929	3.47%	-		884,929	3.47%	25,945	8.36%	910,874
2013	642,298	4.70%	-		642,298	4.70%	25,596	8.46%	667,894
2014	144,014	5.86%	-		144,014	5.86%	29,079	8.47%	173,093
Thereafter	325,909	4.76%	-		325,909	4.76%	226,947	8.93%	552,856
Total	$2,258,904	4.39%	$-		$2,258,904	4.39%	$341,770	8.76%	$2,600,674

	Final Maturities (3)
	Mortgage	weighted	Line of	weighted	Mort. Debt	weighted	Capital	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	& Line	rate (2)	Leases	rate (2)	Debt

2010	$4,123	6.61%	$-		$4,123	6.61%	$10,574	8.34%	$14,697
2011	133,774	2.37%	-		133,774	2.37%	23,629	8.35%	157,403
2012	886,680	3.48%	-		886,680	3.48%	24,477	8.41%	911,157
2013	639,054	5.36%	-		639,054	5.36%	25,596	8.46%	664,650
2014	4,014	6.58%	-		4,014	6.58%	29,079	8.47%	33,093
Thereafter	591,259	5.15%	-		591,259	5.15%	228,415	8.92%	819,674
Total	$2,258,904	4.39%	$-		$2,258,904	4.39%	$341,770	8.76%	$2,600,674

Coverage Ratios

	Six months ended June 30, 2010
				Interest/Cash Lease
	Facilities	FOI	Adj. FOI **	Payments	Coverage
Owned Communities	190	162,140	134,807	51,969	2.6x
Leased Communities *	355	220,116	184,505	147,512	1.3x

* The leased communities include the capital leases.
** Adjusted for 5% management fee and annual capital expenditures @ $350/unit.

Debt Amortization

	Six months ended June 30,
	2010	2009
Scheduled Debt Amortization	$3,442	$ 1,897
Lease Financing Debt Amortization - FMV or no Purchase Option (4)	4,392	3,578
Lease Financing Debt Amortization - Bargain Purchase Option	5,585	5,258
Total Debt Amortization	$13,419	$ 10,733

Line Availability

($000s)	Jun-09	Sep-09	Dec-09	Mar-10	Jun-10

Revolver Balance	$ -	$ -	$ -	$ 15,000	$ -
Letters of Credit Outstanding (7)	23,562	23,657	17,347	-	-
Ending Line Balance	$ 23,562	$ 23,657	$ 17,347	$ 15,000	$ -

Cash and cash equivalents	95,611	159,313	66,370	65,613	51,345

Total Line Capacity	75,000	75,000	75,000	91,910	120,000
Total Liquidity (Line Availability + Cash)	$ 147,049	$ 210,656	$ 124,023	$ 142,523	$ 171,345

Letters of credit outstanding on line (7)	$ 23,562	$ 23,657	$ 17,347	$ -	$ -
Other letters of credit	48,475	48,475	48,770	66,874	69,222
Total letters of credit outstanding (7)	$ 72,037	$ 72,132	$ 66,117	$ 66,874	$ 69,222

Leverage Ratios

		Annualized
	Balance	Leverage
Mortgage Debt (1)	$2,258,904
Capital Leases	341,770
Total Property-Level Debt	$2,600,674	6.6	x

Plus: Line of Credit (cash borrowings)	-
Less: Unrestricted Cash	(51,345)
Less: Cash held as collateral against existing debt	(60,647)
Total Debt	$2,488,682	6.3	x

2010 YTD annualized Adjusted EBITDA	$393,196

Annualized Cash Lease Expense multiplied by 8	2,116,774
Total Adjusted Debt	$4,605,456	7.0	x

2010 YTD annualized Adjusted EBITDAR	$657,793

Debt Structure

		weighted
	Balance	rate (2)
Fixed Rate Mortgage Debt	$1,155,250	6.03%
Variable Rate Mortgage Debt (1)	1,103,655	2.67%
Capital Leases	341,770	8.76%
Line of Credit (cash borrowings)	-	0.00%
Total Debt	$2,600,674

	Balance	% of total
Variable Rate debt with Interest Rate Swaps (5)	$351,840	31.9%
Variable Rate debt with Interest Rate Caps (1) (6)	751,815	68.1%
Variable Rate debt - Unhedged	-	0.0%
Total Variable Rate Mortgage Debt	$1,103,655	100.0%

(1) Also includes both bond and discount mortgage backed security financing.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable swap rates / cap rates for hedged debt.
(3) Assumes extension options are exercised.
(4) Payments are included in CFFO.
(5) Weighted swap rate for stated reporting period is 3.74%.
(6) Weighted cap rate for stated reporting period of 5.97% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.
(7) Bank of America Line of Credit was paid off 02/23/10; the retired Line provided $25 million Letter of Credit capacity.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of June 30, 2010
($ in 000s)

CFFO Calculation

	Three Months Ended June 30,
	2010	2009

Net cash provided by operating activities (includes non-refundable entrance fees)	$67,642	$44,315
Add: Changes in operating assets and liabilities (eliminates cash flow effect)	3,464	16,150
Add: Refundable entrance fees received	6,619	4,098
Less: Entrance fee refunds disbursed	(5,360)	(6,357)
Less: First generation entrance fees	(5,596)	-
Less: Recurring capital expenditures, net	(7,570)	(3,888)
Less: Lease financing debt amortization with fair market value or no purchase options	(2,221)	(1,798)
Cash From Facility Operations	$56,978	$52,520

Revenue Reconciliation

	FY 2009					FY 2010
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	4,215	4,258	4,259	4,275	4,252	4,386	4,415
Average monthly units (excluding equity homes) available	44,849	44,884	44,966	45,977	45,142	47,179	47,119
Average occupancy for the quarter	86.6%	86.2%	86.7%	86.7%	86.6%	86.6%	86.8%
Resident fee revenue	$491,119	$494,227	$498,114	$511,228	$1,994,688	$537,290	$541,773

Add: management fee revenue	1,717	1,298	1,987	1,717	6,719	1,395	1,412
Total revenues excluding entrance fee amortization	$492,836	$495,525	$500,101	$512,945	$2,001,407	$538,685	$543,185

CFFO Reconciliation to the Income Statement

Resident fee revenue	$497,946	$500,757	$505,843	$518,522	$2,023,068	$544,424	$548,972
Less: Entrance fee amortization	(5,110)	(5,232)	(5,742)	(5,577)	(21,661)	(5,739)	(5,787)
Adjusted revenues	492,836	495,525	500,101	512,945	2,001,407	538,685	543,185

Less: Facility operating expenses	(318,112)	(316,586)	(328,939)	(340,683)	(1,304,320)	(355,324)	(353,051)
Add: Loss on sale of communites, net	-	-	-	2,043	2,043	-	-
Add: Change in future service obligation	-	-	-	(2,342)	(2,342)	-	(1,064)
	(318,112)	(316,586)	(328,939)	(340,982)	(1,304,619)	(355,324)	(354,115)

Less: G&A including non-cash stock expense	(33,707)	(31,721)	(34,720)	(34,716)	(134,864)	(31,952)	(31,834)
Add: G&A non-cash stock expense	6,809	6,871	7,869	5,386	26,935	4,871	5,105
Net G&A	(26,898)	(24,850)	(26,851)	(29,330)	(107,929)	(27,081)	(26,729)

Less: Facility lease expense	(67,741)	(68,434)	(68,036)	(67,885)	(272,096)	(68,249)	(67,175)
Add: Straight-line lease expense	4,248	4,032	3,793	3,778	15,851	3,136	2,161
Less: Amortization of deferred gain	(1,086)	(1,085)	(1,088)	(1,086)	(4,345)	(1,086)	(1,086)
Net lease expense	(64,579)	(65,487)	(65,331)	(65,193)	(260,590)	(66,199)	(66,100)

Entrance fee receipts	8,510	9,816	11,305	13,571	43,202	12,021	9,377
Entrance fee disbursements	(5,836)	(6,357)	(4,649)	(6,074)	(22,916)	(5,762)	(5,360)
Net entrance fees	2,674	3,459	6,656	7,497	20,286	6,259	4,017

Adjusted EBITDA	85,921	92,061	85,636	84,937	348,555	96,340	100,258

Less: Recurring capital expenditures, net	(2,655)	(3,888)	(5,495)	(7,484)	(19,522)	(6,441)	(7,570)
Less: Interest expense, net	(32,001)	(33,122)	(29,951)	(31,441)	(126,515)	(32,653)	(33,450)
Less: Lease financing debt amortization with fair market value or no purchase options	(1,780)	(1,798)	(1,793)	(1,824)	(7,195)	(2,171)	(2,221)
Less: Other	706	(733)	(202)	1,738	1,509	(678)	(39)

Reported CFFO	$50,191	$52,520	$48,195	$45,926	$196,832	$54,397	$56,978

Add: integration and transaction-related costs	-	-	2,200	3,554	5,754	-	-
Adjusted CFFO	$50,191	$52,520	$50,395	$49,480	$202,586	$54,397	$56,978

CFFO Per Share ($)

($ except where indicated)	FY 2009					FY 2010
	Q1	Q2	Q3	Q4	Full Year(1)	Q1	Q2
Reported CFFO	$0.49	$0.50	$0.41	$0.39	$1.79	$0.46	$0.48
Add: integration and transaction-related costs	-	-	0.02	0.03	0.05	-	-
Adjusted CFFO	$0.49	$0.50	$0.43	$0.42	$1.84	$0.46	$0.48

Shares used in calculation of CFFO (000's)	101,738	106,042	118,455	118,653		119,315	119,721

(1) Annual CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Note: CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be considered in isolation as a substitute for any GAAP financial measure. CFFO is not a measure of financial performance under GAAP. We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our condensed consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of June 30, 2010

	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10
Ending # EF Vacant Units	475	474	536	548	547	569
# Closings	48	62	70	80	67	59
# of Refunds	67	86	67	84	77	67

Cash Basis ($000's)
Resale Receipts:
Proceeds from non-refundable entrance fees (1)(2)	4,872	5,718	8,429	8,648	6,883	5,566
Proceeds from refundable entrance fees (2)(3)	3,638	4,098	2,876	4,923	5,138	3,811
Total Cash Proceeds	8,510	9,816	11,305	13,571	12,021	9,377
Refunds of entrance fees (4)	(5,836)	(6,357)	(4,649)	(6,074)	(5,762)	(5,360)
Net Resale Cash Flow	2,674	3,459	6,656	7,497	6,259	4,017

Average Resale $ (excluding My Choice proceeds)	165,042	158,065	159,786	165,138	177,448	155,441
Average Refund $ (excluding My Choice refunds)	(87,104)	(68,930)	(68,851)	(66,881)	(71,039)	(78,209)

Notes:
(1) From Statement of Cash Flows (Operating Activities section) with line description: Proceeds from deferred entrance fee revenue
(2) Excludes first generation entrance fees received
(3) From Statement of Cash Flows (Financing Activities section) with line description: Proceeds from refundable entrance fees (which includes My Choice proceeds)
(4) From Statement of Cash Flows (Financing Activities section) with line description: Refunds of entrance fees

Value of Unsold Inventory ($ in 000's)
Gross Value @ Average Resale Price of $170,000 (2)						96,730
Refund Attachments						(10,503)
Net Cash Value						86,227

Income Statement Impact ($ in 000's)
On BKD's income statement, non-refundable entrance fees are amortized into revenue based on the unamortized balance per contract divided by the actuarial life of the resident. The following are the non-cash amortized non-refundable entrance fees for each quarter:

	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10
Amortization of entrance fees (incl. gains on terminations) (5)	(5,110)	(5,232)	(5,692)	(5,361)	(5,426)	(5,404)

(5) Excludes first generation entrance fee amortization

Principles of Entry Fee Accounting
Certain of BKD's communities have residency agreements which require the resident to pay an upfront fee prior to occupying the community and in return for a reduced monthly service fee and certain healthcare benefits. BKD has a number of options for residents that give a choice of the amount of refundability of the upfront fee, the amount of entry fee for the unit and the amount of health care benefit in the community’s various levels of care. The non-refundable portion of the entrance fee is recorded as deferred revenue and amortized over the estimated stay of the resident based on an actuarial valuation. The refundable portion of a resident’s entrance fee is generally refundable within a certain time period following contract termination or in certain agreements, upon the resale of a comparable unit or 12 months after the resident vacates the unit and is not amortized.

Brookdale Senior Living Inc.
Quarterly Entry Fee Information
As of June 30, 2010

American Retirement Corporation ("ARC"), acquired in 2006, was active in the entrance fee CCRC business for many years and operated seven such communities.  Prior to the ARC acquisition, BKD acquired three entrance fee CCRC's from a non-profit, the National Benevolent Association, which were in bankruptcy.  BKD has been repositioning those communities by upgrading/renovating, expanding the campus or levels of care offered and changing the form of contract to include such items as life care and health benefits.

Quarterly Entrance Fee Amortization
($ in 000's)
	Q1 09	Q2 09	Q3 09	Q4 09	Q1 10	Q2 10
Original ARC

Occupancy	88%	87%	86%	86%	86%	84%
Ending # EF Vacant Units	271	259	328	348	353	384
# EF Closings	29	33	37	61	45	36
# of EF Refunds	41	70	38	60	60	45

EF Resale Receipts	5,344	5,579	6,051	11,051	8,172	6,108
EF Refunds Paid	(3,855)	(5,190)	(2,838)	(4,265)	(4,813)	(3,789)
Net Resale Cash Flow	1,489	389	3,213	6,786	3,359	2,319

Average EF Resale $ (excluding My Choice proceeds)	$166	$169	$164	$177	$179	$169
Average EF Refund $ (excluding My Choice refunds)	$(94)	$(71)	$(74)	$(63)	$(75)	$(82)

Total NBA Communities

Occupancy	76%	76%	77%	76%	77%	77%
Ending # EF Vacant Units	204	215	208	200	194	185
# EF Closings	19	29	33	19	22	23
# of EF Refunds (1)	26	16	29	24	17	22

EF Resale Receipts	3,166	4,237	5,254	2,520	3,849	3,269
EF Refunds Paid (1)	(1,981)	(1,167)	(1,811)	(1,809)	(949)	(1,571)
Net Resale Cash Flow	1,185	3,070	3,443	711	2,900	1,698

Average EF Resale $ (excluding My Choice proceeds)	$163	$146	$156	$126	$175	$134
Average EF Refund $ (excluding My Choice refunds)	$(76)	$(61)	$(62)	$(75)	$(56)	$(71)

Total Consolidated EF Communities (2)

Occupancy	85%	84%	84%	83%	84%	83%
Ending # EF Vacant Units	475	474	536	548	547	569
# EF Closings	48	62	70	80	67	59
# of EF Refunds	67	86	67	84	77	67

EF Resale Receipts	8,510	9,816	11,305	13,571	12,021	9,377
EF Refunds Paid	(5,836)	(6,357)	(4,649)	(6,074)	(5,762)	(5,360)
Net Resale Cash Flow	2,674	3,459	6,656	7,497	6,259	4,017

Average EF Resale $ (excluding My Choice proceeds)	$165	$158	$160	$165	$177	$155
Average EF Refund $ (excluding My Choice refunds)	$(87)	$(69)	$(69)	$(67)	$(71)	$(78)

(1) Includes certain refunds accelerated for repositioning of the community
(2) Excludes all first generation entrance fee data and receipts.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of June 30, 2010
($ in 000s)

Cash Flow Statements

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	FY 2009	Q1 2010	Q2 2010
Cash Flows from Operating Activities
Net loss	$(13,636)	$(10,530)	$(21,290)	$(20,799)	$(66,255)	$(14,295)	$(9,557)
Adjustments to reconcile net loss to net cash provided by operating activities:
Non-cash portion of loss on extinguishment of debt	-	1,740	1,178	(1,626)	1,292	19	682
Depreciation and amortization	69,675	70,652	69,150	71,963	281,440	75,657	75,578
Goodwill and asset impairment	-	-	-	10,073	10,073	-	-
(Gain) loss on sale of assets	(4,455)	103	-	2,111	(2,241)	144	-
Equity in (earnings) loss of unconsolidated ventures	(595)	(581)	(42)	778	(440)	(397)	(119)
Distributions from unconsolidated ventures from cumulative share of net earnings	11	-	444	(50)	405	-	375
Amortization of deferred gain	(1,086)	(1,085)	(1,088)	(1,086)	(4,345)	(1,086)	(1,086)
Amortization of entrance fees	(5,110)	(5,232)	(5,742)	(5,577)	(21,661)	(5,739)	(5,787)
Proceeds from deferred entrance fee revenue	4,872	5,718	12,635	15,264	38,489	9,550	8,354
Deferred income tax benefit	(8,194)	(3,323)	(7,923)	(12,244)	(31,684)	(8,200)	(5,743)
Change in deferred lease liability	4,248	4,032	3,793	3,778	15,851	3,136	2,161
Change in fair value of derivatives and amortization	4,285	(7,900)	2,478	(2,628)	(3,765)	2,640	2,207
Change in future service obligation	-	-	-	(2,342)	(2,342)	-	(1,064)
Non-cash stock-based compensation	6,809	6,871	7,869	5,386	26,935	4,871	5,105
Changes in operating assets and liabilities:
Accounts receivable, net	(2,409)	797	15,138	2,986	16,512	(5,242)	4,367
Prepaid expenses and other assets, net	(5,311)	(5,341)	(12,724)	(9,778)	(33,154)	(9,171)	(5,160)
Accounts payable and accrued expenses	4,966	6,847	17,744	(8,270)	21,287	(11,825)	2,035
Tenant refundable fees and security deposits	(370)	(11,706)	(2,221)	(2,473)	(16,770)	(1,298)	(971)
Deferred revenue	15,057	(6,747)	(6,499)	5,782	7,593	8,365	(3,735)
Net cash provided by operating activities	68,757	44,315	72,900	51,248	237,220	47,129	67,642
Cash Flows from Investing Activities
Decrease in lease security deposits and lease acquisition deposits, net	1,480	-	591	370	2,441	801	-
Increase in cash and escrow deposits — restricted	(57,897)	4,030	(827)	(9,846)	(64,540)	(30,556)	(5,804)
Net proceeds from sale of assets	-	210	-	14,731	14,941	1,487	-
Distributions received from unconsolidated ventures	525	265	179	92	1,061	47	-
Additions to property, plant, and equipment and leasehold intangibles, net of related payables	(33,491)	(29,443)	(24,573)	(29,946)	(117,453)	(23,102)	(22,408)
Acquisition of assets, net of related payables and cash received	-	(190)	(1,037)	(202,910)	(204,137)	-	(21,809)
Payment on (issuance of) notes receivable, net	(36)	(759)	205	82	(508)	512	(343)
Investment in unconsolidated ventures	(1,106)	-	(140)	-	(1,246)	(848)	(205)
Proceeds from sale leaseback transaction	9,166	-	-	-	9,166	-	-
Proceeds from sale of unconsolidated venture	8,843	(12)	-	12	8,843	-	-
Other	-	-	-	-	-	(316)	-
Net cash (used in) provided by investing activities	(72,516)	(25,899)	(25,602)	(227,415)	(351,432)	(51,975)	(50,569)
Cash Flows from Financing Activities
Proceeds from debt	26,521	23,998	17,467	89,053	157,039	49,108	119,576
Repayment of debt and capital lease obligations	(10,403)	(5,330)	(5,461)	(11,393)	(32,587)	(58,923)	(134,031)
Proceeds from line of credit	60,446	-	-	-	60,446	45,000	15,000
Repayment of line of credit	(64,899)	(155,000)	-	-	(219,899)	(30,000)	(30,000)
Payment of financing costs, net of related payables	(6,895)	(432)	69	(1,442)	(8,700)	(2,776)	(3,268)
Proceeds from public equity offering, net	-	163,908	(81)	(56)	163,771	-	-
Cash portion of loss on extinguishment of debt	-	-	-	-	-	(179)	-
Other	(279)	(197)	(237)	(218)	(931)	(181)	137
Refundable entrance fees:
Proceeds from refundable entrance fees	3,638	4,098	9,296	13,354	30,386	8,442	6,619
Refunds of entrance fees	(5,836)	(6,357)	(4,649)	(6,074)	(22,916)	(5,762)	(5,360)
Recouponing and payment of swap termination	-	-	-	-	-	(640)	(14)
Net cash provided by (used in) financing activities	2,293	24,688	16,404	83,224	126,609	4,089	(31,341)
Net increase (decrease) in cash and cash equivalents	(1,466)	43,104	63,702	(92,943)	12,397	(757)	(14,268)
Cash and cash equivalents at beginning of period	53,973	52,507	95,611	159,313	53,973	66,370	65,613
Cash and cash equivalents at end of period	$52,507	$95,611	$159,313	$66,370	$66,370	$65,613	$51,345